John Hancock
Growth
Trends
Fund

ANNUAL
REPORT

10.31.02

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[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 12

Trustees & officers
page 27

For your information
page 33


Dear Fellow Shareholders,

The year 2002 has been an extremely difficult one for the stock market. A steady stream of accounting scandals and corporate misdeeds has shaken investors' faith in corporate America. Plus, questions about the strength of the economic rebound and prospects for corporate earnings have hung over the financial markets, along with increased fears about Middle East tensions and terrorism.

With all these concerns, the major stock market indexes have fallen significantly for much of the year. Despite a strong rally in October, the broad Standard & Poor's 500 Index is down 22% year to date through October, the Dow Jones Industrial Average is off 15% and the technology-laden Nasdaq Composite Index has fallen 32%. Investors in equity mutual funds have been unable to escape the market's descent, as 99% of all U.S. diversified equity funds have produced negative results through October, according to Lipper, Inc., and the average equity fund has lost 23%. Bonds, on the other hand, outperformed stocks and gained some ground, as often happens when investors seek safer havens.

At such trying times as these, the impulse to flee is understandable, especially after the negative stock market returns in 2000 and 2001. But we urge you to stay the course and keep a well-diversified portfolio and a longer-term investment perspective. Working with your investment professional on your long-term plan is especially critical in turbulent times. Financial markets have always moved in cycles, and even though the current down cycle is painful, it comes after five straight years of 20%-plus returns between 1995 and 1999.

As discouraging as conditions may seem in the short-term, history shows us that the bad times do pass. We believe that remains the case today. The economy is sound and the vast majority of U.S. corporations are honest institutions striving to do their best for their shareholders. And the efforts of both the private sector and the U.S. government should address the current issues of corporate governance, so that corporate credibility and therefore investor confidence are restored.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
long-term growth
of capital by
investing approxi-
mately one third
of its assets in
stocks of U.S. and
foreign companies
in each of the fol-
lowing sectors:
financial services,
health care and
technology.

Over the last twelve months

* The stock market declined broadly amid weak economic conditions, corporate scandals, flagging corporate earnings and fears of war.

* The financial, health-care and technology sectors all lost ground, but financials held up the best.

* The technology sector was the biggest detractor, as corporate spending on technology waned.

[Bar chart with heading "John Hancock Growth Trends Fund." Under the heading is a note that reads "Fund performance for the year ended October 31, 2002." The chart is scaled in increments of 5% with -25% at the bottom and 0% at the top. The first bar represents the -23.51% total return for Class A. The second bar represents the -24.19% total return for Class B. The third bar represents the -24.19% total return for Class
C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top holdings

Financial Services

 7.4%   American International Group
 6.9%   Citigroup
 6.9%   Freddie Mac
 6.8%   Fifth Third Bancorp
 6.6%   Goldman Sachs Group

Technology

 9.2%   Dell Computer
 5.4%   Microsoft
 5.1%   Cisco Systems
 4.5%   Applied Materials
 4.4%   QUALCOMM

Health Care

 8.8%   Pfizer
 6.8%   Diagnostic Products
 6.1%   Celgene
 6.1%   WebMD
 5.2%   Boston Scientific

As a percentage of Financial Services, Technology and Health Care net assets, respectively, on October 31, 2002.



John Hancock
Growth Trends Fund

MANAGERS'
REPORT

Weak economic conditions, global political uncertainty, flagging corporate earnings and questions about corporate accounting practices and ethics led to disappointing returns for the stock market during the 12 months ended October 31, 2002. In this period, the Fund's Class A, Class B and Class C shares posted total returns of -23.51%, -24.19% and -24.19%, respectively, at net asset value. That compared with the -19.95% return of the average multi-cap growth fund, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for historical performance information.

"Financial stocks
 outperformed the
 broad market."

Financial stocks weathered the past year's storm the best, while the health-care sector, and to a much greater degree, the technology sector, suffered steeper declines. Given those differences in returns, we continually rebalanced the portfolio by directing virtually all new cash inflows into technology stocks.

FINANCIALS By James K. Schmidt, CFA, John Hancock Advisers, LLC

Financial stocks outperformed the broad market. Traditional banks led the group, bolstered by falling interest rates, solid earnings growth and little exposure to the credit- and market-related problem areas that hurt the larger banks. They were among the Fund's best performers, including Wells Fargo, Fifth Third Bancorp, Bank of America and BB&T Corp. The banks that held us back were those with connections to the capital markets, such as Northern Trust, which we sold, and Mellon Financial. Several of our financial portfolio's largest positions, including Citigroup and American International Group (AIG), also were penalized in the wake of the Enron and WorldCom accounting scandals due to a heightened skepticism surrounding any large company that had complex financial statements.

During the year, we increased our weighting in bank stocks to approximately 48% of the financial portfolio, and reduced our stake in brokerage firms. Our insurance focus remained on property and casualty names, and consumer finance companies such as MBNA held up well as consumer spending continued in a low-rate environment.

We're encouraged by the earnings growth that banks have shown so far, and as long as economic growth remains slow, their earnings growth will be better than the market. But the financial portfolio is also well-positioned to benefit once the economy picks up steam and sparks more market-related activity, helping a broad range of non-bank financial stocks.

HEALTH CARE By Jordan Schreiber, CFA, Mercury Advisors

"...health-care stocks had
 a difficult go of it over
 the past year."

Like the stock market overall, health-care stocks had a difficult go of it over the past year. We entered the period with a relatively small exposure to large pharmaceutical company stocks and a relatively large weighting in health-care service company stocks, such as HMOs, hospital management groups and drug distributors. This positioning served us well. Drug companies underperformed due to concerns over patent expirations, a low number of new drugs discovered and developed, generic price competition and an unfriendly political environment. In contrast, health-care service companies, including Wellpoint Health Networks, benefited from earnings gains due to higher premiums, increased membership and other factors. Hospital management groups - including HCA - also were sturdy performers, as the continued closing of hospitals reduced the supply of beds, while demand steadily increased.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Medical 23%, the second is Banks--United States 17%, the third Computers 13%, the fourth Medical--drugs 10% and the fifth Electronics 8%.]

We were also overweighted in the biotechnology sector, which unfortunately failed to match our expectations of a year ago. While these exciting companies continue to discover new products, the development period is long. During the past year, investors' risk aversion amid market turbulence impacted the performance of this less-seasoned industry group. Genentech, for example, was one of our biggest disappointments during the year. As the year progressed, we reduced our holdings in smaller biotechnology companies and shifted toward larger companies, especially in the medical device area. Looking ahead, we are sensitive to the ongoing risks of the market, so we will continue to maintain a diversified portfolio and at this time place greater emphasis on the larger, more liquid and seasoned health-care companies such as Johnson & Johnson, Pfizer and Merck.

[Pie chart at middle of page with heading "Portfolio allocation As a percentage of net assets on 10-31-02." The chart is divided into four sections (from top to left): Financial services 37%, Health care 33%, Technology 26% and Short-term investments & other 4%.]

TECHNOLOGY By Marc Klee, CFA, Barry Gordon and Alan Loewenstein, CFA, American Fund Advisors

Most tech stocks suffered large declines during the past year as businesses around the world dramatically tightened their purse strings by postponing or abandoning new technology projects.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Wells Fargo followed by an up arrow with the phrase "Traditional banks post strong earnings gains." The second listing is Genentech followed by a down arrow with the phrase "Hurt by biotech sector woes." The third listing is Integrated Device Technology followed by a down arrow with the phrase "Slack demand for chips due to weak economy."]

We expected that the stocks of "early cyclical" semiconductor makers and semiconductor capital-equipment companies - two areas of emphasis for the technology portfolio - would move higher in anticipation of an improving economy. But when a healthy recovery failed to materialize, that emphasis worked against us. Among our semiconductor-related holdings that were hardest hit were Integrated Device Technology, Micron Technology and Cypress Semiconductor.

"Restrained corporate
 spending also took its
 toll on software stocks..."

Restrained corporate spending also took its toll on software stocks such as Veritas Software, as well as the makers of telecommunications and networking equipment. Personal computer maker stocks were hurt less, because consumers continued to buy or upgrade even as corporations held back. Dell, the leading PC manufacturer, was one of our standouts.

Although tech stocks have sorely tried investors' patience over the past three years, we're cautiously optimistic about the prospects going forward. Once economic growth firms up, companies will begin to expand their technology budgets again and tech company cost cutting should help their bottom lines when growth resumes. Furthermore, we believe that current tech stock valuations are very attractive.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
October 31, 2002

The index used for
comparison is the
Standard & Poor's
500 Index, an
unmanaged index
that includes 500
widely traded
common stocks.

It is not possible to
invest in an index.

                               Class A      Class B      Class C        Index
Inception date                 9-22-00      9-22-00      9-22-00          --

Average annual returns with maximum sales charge (POP)
One year                       -27.35%      -27.98%      -25.71%      -15.10%
Since inception                -33.22%      -33.10%      -32.45%      -19.59%

Cumulative total returns with maximum sales charge (POP)
One year                       -27.35%      -27.98%      -25.71%      -15.10%
Since inception                -57.29%      -57.13%      -56.24%      -36.50%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge
(CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's 500 Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $6,350 as of October 31, 2002. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Growth Trends Fund, before sales charge, and is equal to $4,498 as of October 31, 2002. The third line represents the value of the same hypothetical investment made in the John Hancock Growth Trends Fund, after sales charge, and is equal to $4,271 as of October 31, 2002.

                                    Class B      Class C 1
Period beginning                    9-22-00      9-22-00
Without sales charge                 $4,420       $4,420
With maximum sales charge            $4,287       $4,376
Index                                $6,350       $6,350

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of October 31, 2002. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2002

This schedule is divided into three main categories: common stocks, rights and short-term investments. Common stocks and rights are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES    ISSUER                                                                                                VALUE
COMMON STOCKS 96.45%                                                                                     $201,030,141
(Cost $280,486,150)

Banks -- United States 17.49%                                                                             $36,458,621
 64,500   Bank of America Corp.                                                                             4,502,100
125,000   BB&T Corp.                                                                                        4,531,250
 42,000   Charter One Financial, Inc.                                                                       1,271,760
 26,000   City National Corp.                                                                               1,176,500
 82,900   Fifth Third Bancorp.                                                                              5,264,150
142,000   Mellon Financial Corp.                                                                            4,017,180
155,000   SouthTrust Corp.                                                                                  3,971,100
101,000   State Street Corp.                                                                                4,178,370
 40,000   SunTrust Banks, Inc.                                                                              2,433,600
101,300   Wells Fargo & Co.                                                                                 5,112,611

Broker Services 4.04%                                                                                       8,418,060
 71,500   Goldman Sachs Group, Inc. (The)                                                                   5,119,400
 71,000   Legg Mason, Inc.                                                                                  3,298,660

Computers 13.22%                                                                                           27,556,980
 53,350   Activision, Inc.*                                                                                 1,093,675
200,000   BEA Systems, Inc.*                                                                                1,617,800
170,400   Brocade Communications Systems, Inc.*                                                             1,170,648
112,897   Cadence Design Systems, Inc.*                                                                     1,143,646
275,000   Citrix Systems, Inc.*                                                                             2,076,250
190,000   Dell Computer Corp.*                                                                              5,435,900
250,000   EMC Corp.*                                                                                        1,277,500
113,631   Hewlett-Packard Co.                                                                               1,795,370
204,850   i2 Technologies, Inc.*                                                                              159,783
 20,000   International Business Machines Corp.                                                             1,578,800
 86,100   Mercury Interactive Corp.*                                                                        2,270,457
 60,000   Microsoft Corp.*                                                                                  3,208,200
125,000   Network Associates, Inc.*                                                                         1,986,250
263,550   Rational Software Corp.*                                                                          1,744,701
 17,000   Symantec Corp.*                                                                                     680,000
300,000   Vignette Corp.*                                                                                     318,000

Diversified Operations 0.67%                                                                                1,391,280
 22,000   eBay, Inc.*                                                                                       1,391,280

Electronics 7.74%                                                                                          16,136,864
100,000   Amkor Technology, Inc.*                                                                             352,000
175,000   Applied Materials, Inc.*                                                                          2,630,250
190,000   Cypress Semiconductor Corp.*                                                                      1,067,800
260,000   Flextronics International Ltd.* (Singapore)                                                       2,173,600
150,000   Integrated Device Technology, Inc.*                                                               1,481,550
 70,000   KLA-Tencor Corp.*                                                                                 2,492,700
 92,443   Micron Technology, Inc.*                                                                          1,479,088
 74,500   MKS Instruments, Inc.*                                                                              978,185
160,000   RF Micro Devices, Inc.*                                                                           1,358,240
271,541   Taiwan Semiconductor Manufacturing Co. Ltd.*
          American Depositary Receipts (ADR) (Taiwan)                                                       2,123,451

Finance 6.82%                                                                                              14,206,849
120,200   American Express Co.                                                                              4,371,674
144,700   Citigroup, Inc.                                                                                   5,346,665
221,000   MBNA Corp.                                                                                        4,488,510

Insurance 6.16%                                                                                            12,839,840
 40,000   Aetna, Inc.                                                                                       1,612,000
 91,350   American International Group, Inc.                                                                5,713,942
108,250   Marsh & McLennan Cos., Inc.                                                                       5,056,357
  3,520   Platinum Underwriters Holdings, Ltd.* (Bermuda)                                                      88,352
 12,065   Willis Group Holdings Ltd.*                                                                         369,189

Media 0.77%                                                                                                 1,601,334
108,565   AOL Time Warner, Inc.*                                                                            1,601,334

Medical 22.77%                                                                                             47,469,541
 35,200   Amgen, Inc.*                                                                                      1,638,912
 40,000   Anthem, Inc.*                                                                                     2,520,000
100,000   Boston Scientific Corp.*                                                                          3,763,000
100,000   Caremark Rx, Inc.*                                                                                1,770,000
 40,000   Cerner Corp.*                                                                                     1,424,400
 50,000   Charles River Laboratories International, Inc.*                                                   1,837,500
120,000   Diagnostic Products Corp.                                                                         4,950,000
177,800   Emisphere Technologies, Inc.*                                                                       688,086
 60,000   Genentech, Inc.*                                                                                  2,045,400
 65,000   HCA, Inc.                                                                                         2,826,850
 20,000   IDEC Pharmaceuticals Corp.*                                                                         920,400
 50,000   Johnson & Johnson                                                                                 2,937,500
120,000   Lexicon Genetics, Inc.*                                                                             553,200
150,000   Manor Care, Inc.*                                                                                 2,965,500
 30,000   Medtronic, Inc.                                                                                   1,344,000
 60,000   Mid Atlantic Medical Services, Inc.*                                                              2,184,000
100,000   Smith & Nephew Plc (United Kingdom)                                                                 594,493
 60,000   Tenet Healthcare Corp.*                                                                           1,725,000
230,000   Thoratec Corp.*                                                                                   2,047,000
700,000   WebMD Corp.*                                                                                      4,417,000
 30,000   Wellpoint Health Networks, Inc.*                                                                  2,256,300
 50,000   Zimmer Holdings, Inc.*                                                                            2,061,000

Medical -- Drugs 10.31%                                                                                    21,494,886
 70,000   Abbott Laboratories                                                                               2,930,900
 30,000   Biovail Corp.* (Canada)                                                                             949,500
200,000   Celgene Corp.*                                                                                    4,430,000
 20,000   Lilly (Eli) & Co.                                                                                 1,110,000
 20,000   Merck & Co., Inc.                                                                                 1,084,800
 29,400   Orion-Yhtyma Oyj (B shares) (Finlandd)                                                              577,926
200,000   Pfizer, Inc.                                                                                      6,354,000
942,500   SkyePharma Plc* (United Kingdom)                                                                    707,760
100,000   Wyeth                                                                                             3,350,000

Mortgage Banking 2.54%                                                                                      5,295,880
 86,000   Freddie Mac                                                                                       5,295,880

Telecommunications 3.92%                                                                                    8,160,006
266,700   Cisco Systems, Inc.*                                                                              2,981,706
350,000   Finisar Corp.*                                                                                      262,500
140,000   Nokia Oyj (ADR) (Finland)                                                                         2,326,800
 75,000   QUALCOMM Inc.*                                                                                    2,589,000

RIGHTS 0.00%                                                                                                       $1
(Cost $0)

Computers 0.00%
 50,000   Seagate Technology, Inc.*                                                                                 1

                                                                             INTEREST       PAR VALUE
ISSUER,DESCRIPTION, MATURITY DATE                                                RATE  (000s OMITTED)           VALUE
SHORT-TERM INVESTMENTS 9.13%                                                                              $19,024,938
(Cost $19,024,938)

Joint Repurchase Agreement 4.59%
Investment in a joint repurchase agreement
transaction with Barclays Capital, Inc. --
Dated 10-31-02, due 11-01-02 (Secured by
U.S. Treasury Inflation Indexed Note, 3.00%
due 07-15-12)                                                                   1.90%          $9,565       9,565,000

                                                                                               SHARES
Cash Equivalents 4.54%
AIM Cash Investment Trust**                                                                 9,459,938       9,459,938

TOTAL INVESTMENTS 105.58%                                                                                $220,055,080

OTHER ASSETS AND LIABILITIES, NET (5.58%)                                                                ($11,636,449)

TOTAL NET ASSETS 100.00%                                                                                 $208,418,631


 * Non-income producing security.

** Represents investment of security lending collateral.

   Parenthetical disclosure of a foreign country in the security description issuer represents country of foreign issuer.

   The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



ASSETS AND
LIABILITIES

October 31, 2002

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes.
You'll also find
the net asset
value and the
maximum
offering price
per share.

ASSETS
Investments at value (cost $299,511,088)      $220,055,080
Cash                                                 2,146
Receivable for investments sold                    231,777
Receivable for shares sold                          92,548
Dividends and interest receivable                  169,211
Other assets                                         4,165

Total assets                                   220,554,927

LIABILITIES
Payable for investments purchased                1,806,846
Payable for shares repurchased                     427,468
Payable for securities on loan                   9,459,938
Payable for written call options (premium
  received $45,465)                                138,000
Payable to affiliates                              221,235
Other payables and accrued expenses                 82,809

Total liabilities                               12,136,296

NET ASSETS
Capital paid-in                                460,694,303
Accumulated net realized loss on investments,
  written options and foreign currency
  transactions                                (172,725,394)
Net unrealized depreciation of investments,
  written options and translation of assets
  and liabilities in foreign currencies       (79,548,463)
Accumulated net investment loss                     (1,815)

Net assets                                    $208,418,631

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($64,723,785 [DIV] 14,430,255 shares)        $4.49
Class B ($102,173,725 [DIV] 23,108,183 shares)       $4.42
Class C ($41,521,121 [DIV] 9,390,885 shares)         $4.42

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($4.49 [DIV] 95%)                          $4.73
Class C ($4.42 [DIV] 99%)                            $4.46

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
October 31, 2002

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also shows
net gains (losses)
for the period
stated.

INVESTMENT INCOME
Dividends (net of foreign withholding
  taxes of $11,318)                             $1,993,392
Interest (includes securities lending
  income of $71,727)                               233,779

Total investment income                          2,227,171

EXPENSES
Investment management fee                        2,976,242
Class A distribution and service fee               270,349
Class B distribution and service fee             1,460,212
Class C distribution and service fee               614,865
Transfer agent fee                               1,479,232
Accounting and legal services fee                   62,879
Custodian fee                                       60,501
Printing                                            45,583
Interest expense                                    28,045
Trustees' fee                                       20,775
Auditing fee                                        20,500
Miscellaneous                                       15,744
Registration and filing fee                          6,472
Legal fee                                            4,290

Total expenses                                   7,065,689
Less expense reductions                           (680,813)

Net expenses                                     6,384,876

Net investment loss                             (4,157,705)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on
Investments                                    (88,005,688)
Written options                                    482,246
Foreign currency transactions                      (46,703)
Change in net unrealized appreciation
  (depreciation) of Investments                 15,433,565
Written options                                   (121,343)
Translation of assets and liabilities in
  foreign currencies                                (2,323)

Net realized and unrealized loss               (72,260,246)

Decrease in net assets from operations        ($76,417,951)

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses, distri-
butions paid to
shareholders, if
any, and any
increase or
decrease in
money share-
holders invested
in the Fund.
                                                           YEAR          YEAR
                                                          ENDED         ENDED
                                                       10-31-01      10-31-02
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                                 ($4,124,878)  ($4,157,705)
Net realized loss                                   (84,913,614)  (87,570,145)
Change in net unrealized
  appreciation (depreciation)                       (82,522,231)   15,309,899

Decrease in net assets
  resulting from operations                        (171,560,723)  (76,417,951)

Distributions to shareholders
From net investment income
Class A                                                (196,928)           --
                                                       (196,928)           --
From Fund share transactions                        236,330,899   (44,607,161)

NET ASSETS
Beginning of period                                 264,870,495   329,443,743

End of period 1                                    $329,443,743  $208,418,631

1 Accumulated net investment loss of $876 and $1,815 respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

CLASS A SHARES

PERIOD ENDED                                          10-31-00 1  10-31-01    10-31-02
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $10.00       $9.54       $5.87
Net investment income (loss) 2                            0.01       (0.05)      (0.05)
Net realized and unrealized
  loss on investments                                    (0.47)      (3.61)      (1.33)
Total from investment
  operations                                             (0.46)      (3.66)      (1.38)
Less distributions
From net investment income                                  --       (0.01)         --
Net asset value,
  end of period                                          $9.54       $5.87       $4.49
Total return 3,4 (%)                                     (4.60) 5   (38.37)     (23.51)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $86         $99         $65
Ratio of expenses to
  average net assets (%)                                  1.65 6      1.65        1.65
Ratio of adjusted expenses
  to average net assets 7 (%)                             1.75 6      1.85        1.88
Ratio of net investment
  income (loss) to
  average net assets (%)                                  0.57 6     (0.70)      (0.91)
Portfolio turnover (%)                                      11         116          68

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          10-31-00 1  10-31-01    10-31-02
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $10.00       $9.54       $5.83
Net investment loss 2                                       -- 8     (0.10)      (0.09)
Net realized and unrealized
  loss on investments                                    (0.46)      (3.61)      (1.32)
Total from investment
  operations                                             (0.46)      (3.71)      (1.41)
Net asset value,
  end of period                                          $9.54       $5.83       $4.42
Total return 3,4 (%)                                     (4.60) 5   (38.89)     (24.19)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $125        $161        $102
Ratio of expenses to
  average net assets (%)                                  2.34 6      2.35        2.35
Ratio of adjusted expenses
  to average net assets 7 (%)                             2.44 6      2.55        2.58
Ratio of net investment loss
  to average net assets (%)                              (0.13) 6    (1.40)      (1.61)
Portfolio turnover (%)                                      11         116          68

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          10-31-00 1  10-31-01    10-31-02
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $10.00       $9.54       $5.83
Net investment loss 2                                       -- 8     (0.10)      (0.09)
Net realized and unrealized
  loss on investments                                    (0.46)      (3.61)      (1.32)
Total from investment
  operations                                             (0.46)      (3.71)      (1.41)
Net asset value,
  end of period                                          $9.54       $5.83       $4.42
Total return 3,4 (%)                                     (4.60) 5   (38.89)     (24.19)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $53         $69         $42
Ratio of expenses to
  average net assets (%)                                  2.34 6      2.35        2.35
Ratio of adjusted expenses
  to average net assets 7 (%)                             2.44 6      2.55        2.58
Ratio of net investment loss
  to average net assets (%)                              (0.13) 6    (1.40)      (1.61)
Portfolio turnover (%)                                      11         116          68

1 Class A, Class B and Class C shares began operations on 9-22-00.

2 Based on average of the shares outstanding.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Not annualized.

6 Annualized.

7 Does not take into consideration expense reductions during the periods shown.

8 Less than $0.01 per share.

See notes to
financial statements.



NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Growth Trends Fund (the "Fund") is a diversified series of John Hancock Equity Trust, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve long-term growth of capital. The Fund will invest in a number of industry groups without concentration in any particular industry.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign currency translation" below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings of up to $475 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended October 31, 2002.

Options

The Fund may enter into option contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to the price volatility of financial instruments. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contracts' terms ("credit risk") or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's year-end statements of assets and liabilities.

Written options for the year ended October 31, 2002 were as follows:

                                    NUMBER OF CONTRACTS     PREMIUMS RECEIVED

Outstanding, beginning of period                  1,590              $203,708
Options written                                   3,990               533,467
Option closed                                      (390)              (92,973)
Options expired                                  (4,990)             (598,737)
Outstanding, end of period                          200               $45,465


Summary of written options outstanding on October 31, 2002:

                    NUMBER OF
NAME OF ISSUER      CONTRACTS   EXERCISE PRICE   EXPIRATION DATE        VALUE

CALLS
KLA-TENCOR            200            $30         November 19, 2002   $138,000


Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On October 31, 2002, the Fund loaned securities having a market value of $9,274,449 collateralized by securities in the amount of $9,459,938. The cash collateral was invested in a short-term instrument.

Forward foreign currency exchange contracts

The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency exchange contract is closed out. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's statement of assets and liabilities.

The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign-currency-denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

The Fund had no open forward foreign currency exchange contracts on October 31, 2002.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $172,236,418 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: October 31, 2008 -- $307,599, October 31, 2009 -- $84,312,445, and October 31, 2010 -- $87,616,374.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of October 31, 2002, there were no distributable earnings on a tax basis. Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.


NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser, at an annual rate of 1.00% of the Fund's average daily net asset value. The Adviser has a subadvisory agreement with American Fund Advisors, Inc. and Mercury Advisors. The Fund is not responsible for payment of the subadvisory fees.

The Adviser has agreed to limit the Fund's expenses, excluding the distribution and service fees, to 1.35% of the Fund's average daily net assets, at least until February 28, 2003. Accordingly, the expense reduction amounted to $680,813 for the year ended October 31, 2002. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended October 31, 2002, JH Funds received net up-front sales charges of $428,943 with regard to sales of Class A shares. Of this amount, $65,226 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $311,503 was paid as sales commissions to unrelated broker-dealers and $52,214 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended October 31, 2002, JH Funds received net up-front sales charges of $94,132 with regard to sales of Class C shares. Of this amount, $93,494 was paid as sales commissions to unrelated broker-dealers and $638 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended October 31, 2002, CDSCs received by JH Funds amounted to $840,250 for Class B shares and $27,828 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses. Effective January 1, 2003, the Fund will pay a monthly transfer agent fee at an annual rate of 0.05% of the average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compen-sation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                              YEAR ENDED 10-31-01          YEAR ENDED 10-31-02
                             SHARES         AMOUNT        SHARES         AMOUNT
CLASS A SHARES
Sold                     12,523,172    $99,058,383     3,686,868    $22,373,635
Repurchased              (4,656,263)   (32,877,505)   (6,138,410)   (34,074,737)
Net increase (decrease)   7,866,909    $66,180,878    (2,451,542)  ($11,701,102)

CLASS B SHARES
Sold                     18,575,801   $146,912,890     3,843,229    $23,080,944
Repurchased              (4,082,891)   (28,164,638)   (8,380,789)   (43,943,566)
Net increase (decrease)  14,492,910   $118,748,252    (4,537,560)  ($20,862,622)

CLASS C SHARES
Sold                      8,226,866    $64,533,142     1,748,760    $10,660,644
Repurchased              (1,947,361)   (13,131,373)   (4,240,501)   (22,704,081)
Net increase (decrease)   6,279,505    $51,401,769    (2,491,741)  ($12,043,437)

NET INCREASE (DECREASE)  28,639,324   $236,330,899    (9,480,843)  ($44,607,161)

NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2002, aggregated $195,124,560 and $241,505,669, respectively.

The cost of investments owned on October 31, 2002, including short-term investments, for federal income tax purposes was $300,000,064. Gross unrealized appreciation and depreciation of investments aggregated $9,472,969 and $89,417,953, respectively, resulting in net unrealized depreciation of $79,944,984. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to the tax deferral of losses on wash sales.

NOTE E
Reclassification of accounts

During the year ended October 31, 2002, the Fund reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $47,508, a decrease in accumulated net investment loss of $4,156,766 and a decrease in capital paid-in of $4,204,274. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 2002. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating losses and foreign currency gains and losses in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment loss per share in the financial highlights excludes these adjustments.



AUDITORS'
REPORT

Report of
Pricewaterhouse-
Coopers LLP,
Independent
Auditors

To the Board of Trustees and Shareholders of John Hancock Growth Trends Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Growth Trends Fund (a series of John Hancock Equity Trust) (the "Fund") at October 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 13, 2002



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund paid, if any, during its taxable year ended October 31, 2002.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended October 31, 2002, none of the dividends qualify for the corporate dividends-received deduction.

If the Fund paid dividends during the fiscal year, shareholders will be mailed a 2002 U.S. Treasury Department Form 1099-DIV in January 2003. This will reflect the total of all distributions that are taxable for the calendar year 2002.



TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES
                                                                                                                NUMBER OF
NAME, AGE                                                                                   TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
Dennis S. Aronowitz, Born: 1931                                                             2000                31
Professor of Law, Emeritus, Boston University School of Law
(as of 1996); Director, Brookline Bancorp.

Richard P. Chapman, Jr., Born: 1935                                                         2000                31
President and Chief Executive Officer, Brookline Bancorp Inc.
(lending) (since 1972); Trustee, Northeastern University (education);
Chairman and Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998).

William J. Cosgrove, Born: 1933                                                             2000                31
Vice President, Senior Banker and Senior Credit Officer, Citibank, N.A.
(retired 1991); Executive Vice President, Citadel Group Representatives,
Inc.; Director, Hudson City Bancorp; Trustee, Scholarship Fund for
Inner City Children (since 1986).

Richard A. Farrell 2, Born: 1932                                                            2000                31
President, Farrell, Healer & Co., Inc. (venture capital management firm)
(since 1980) and General Partner of the Venture Capital Fund of NE
(since 1980); Trustee, Marblehead Savings Bank (since 1994); prior to
1980, headed the venture capital group at Bank of Boston Corporation.

Gail D. Fosler 2, Born: 1947                                                                2000                31
Senior Vice President and Chief Economist, The Conference Board
(non-profit economic and business research) (since 1989); Director, Unisys
Corp. (since 1993); Director, H.B. Fuller Company (since 1992) and
DBS Holdings (Singapore) (banking and financial services) (since 1999);
Director, National Bureau of Economic Research (academic) (since 1989);
Director, Baxter International (medical health care) (since 2001).

William F. Glavin, Born: 1932                                                               2000                31
President Emeritus, Babson College (as of 1998); Vice Chairman, Xerox
Corporation (until 1989); Director, Reebok, Inc. (until 2002) and Inco Ltd.
(until 2002).

Patti McGill Peterson, Born: 1943                                                           2000                39
Executive Director, Council for International Exchange of Scholars (since
1998), Vice President, Institute of International Education (since 1998);
Senior Fellow, Cornell Institute of Public Affairs, Cornell University (until 1997);
President Emerita of Wells College and St. Lawrence University; Director,
Niagara Mohawk Power Corporation (electric utility).

John A. Moore 2, Born: 1939                                                                 2000                39
President and Chief Executive Officer, Institute for Evaluating Health
Risks, (nonprofit institution) (until 2001); Senior Scientist, Sciences
International (health research) (since 1998); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).

John W. Pratt, Born: 1931                                                                   2000                31
Professor of Business Administration Emeritus, Harvard University
Graduate School of Business Administration (as of 1998).


INTERESTED TRUSTEES 3

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
John M. DeCiccio, Born: 1948                                                                2001                61
Trustee
Executive Vice President and Chief Investment Officer, John Hancock
Financial Services, Inc.; Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life Insurance Company;
Director, John Hancock Subsidiaries, LLC, Hancock Natural Resource
Group, Independence Investment LLC, Independence Fixed Income LLC,
John Hancock Advisers, LLC (the "Adviser") and The Berkeley Financial
Group, LLC ("The Berkeley Group"), John Hancock Funds, LLC ("John
Hancock Funds"), Massachusetts Business Development Corporation;
Director, John Hancock Insurance Agency, Inc. ("Insurance Agency, Inc.")
(until 1999) and John Hancock Signature Services, Inc. ("Signature
Services") (until 1997).

Maureen R. Ford, Born: 1955                                                                 2000                61
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Adviser and The Berkeley Group; Chairman,
Director and Chief Executive Officer, John Hancock Funds; Chairman,
Director and Chief Executive Officer, Sovereign Asset Management
Corporation ("SAMCorp."); Director, Independence Investment LLC,
Independence Fixed Income LLC and Signature Services; Senior Vice
President, MassMutual Insurance Co. (until 1999).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                     OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE
William L. Braman, Born: 1953                                                                                   2000
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the Adviser and each of the John
Hancock funds; Director, SAMCorp., Executive Vice President and Chief Investment
Officer, Baring Asset Management, London UK (until 2000).

Richard A. Brown, Born: 1949                                                                                    2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser, John Hancock
Funds, and The Berkeley Group; Second Vice President and Senior Associate Controller,
Corporate Tax Department, John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                                                   2000
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds;
Vice President, John Hancock Funds.

William H. King, Born: 1952                                                                                     2000
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     2000
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000); Director, Senior Vice President and Secretary, NM Capital.

The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.



OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity              Balanced Fund
                    Classic Value Fund
                    Core Equity Fund
                    Focused Equity Fund
                    Growth Trends Fund
                    Large Cap Equity Fund
                    Large Cap Growth Fund
                    Large Cap Spectrum Fund
                    Mid Cap Growth Fund
                    Multi Cap Growth Fund
                    Small Cap Equity Fund
                    Small Cap Growth Fund
                    Sovereign Investors Fund
                    U.S. Global Leaders Growth Fund

-------------------------------------------------------
Sector              Biotechnology Fund
                    Financial Industries Fund
                    Health Sciences Fund
                    Real Estate Fund
                    Regional Bank Fund
                    Technology Fund

-------------------------------------------------------
Income              Bond Fund
                    Government Income Fund
                    High Income Fund
                    High Yield Bond Fund
                    Investment Grade Bond Fund
                    Strategic Income Fund

-------------------------------------------------------
International       European Equity Fund
                    Global Fund
                    International Fund
                    Pacific Basin Equities Fund

-------------------------------------------------------
Tax-Free Income     California Tax-Free Income Fund
                    High Yield Municipal Bond Fund
                    Massachusetts Tax-Free Income Fund
                    New York Tax-Free Income Fund
                    Tax-Free Bond Fund

-------------------------------------------------------
Money Market        Money Market Fund
                    U.S. Government Cash Reserve



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FOR YOUR
INFORMATION

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUB-INVESTMENT ADVISERS

American Fund Advisors, Inc.
1415 Kellum Place
Garden City, New York 11130

Mercury Advisors
800 Scudders Mill Road
Plainsboro, New Jersey 08536

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110



HOW TO
CONTACT US

On the Internet                    www.jhfunds.com

By regular mail                    John Hancock Signature Services, Inc.
                                   1 John Hancock Way, Suite 1000
                                   Boston, MA 02217-1000

By express mail                    John Hancock Signature Services, Inc.
                                   Attn: Mutual Fund Image Operations
                                   529 Main Street
                                   Charlestown, MA 02129

Customer service representatives   1-800-225-5291

24-hour automated information      1-800-338-8080

TDD line                           1-800-554-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Growth Trends Fund.

4600A 10/02
      12/02






John Hancock
Large Cap
Spectrum
Fund

ANNUAL
REPORT

10.31.02

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 12

Trustees & officers
page 25

For your information
page 29

Dear Fellow Shareholders,

The year 2002 has been an extremely difficult one for the stock market. A steady stream of accounting scandals and corporate misdeeds has shaken investors' faith in corporate America. Plus, questions about the strength of the economic rebound and prospects for corporate earnings have hung over the financial markets, along with increased fears about Middle East tensions and terrorism.

With all these concerns, the major stock market indexes have fallen significantly for much of the year. Despite a strong rally in October, the broad Standard & Poor's 500 Index is down 22% year to date through October, the Dow Jones Industrial Average is off 15% and the technology-laden Nasdaq Composite Index has fallen 32%. Investors in equity mutual funds have been unable to escape the market's descent, as 99% of all U.S. diversified equity funds have produced negative results through October, according to Lipper, Inc., and the average equity fund has lost 23%. Bonds, on the other hand, outperformed stocks and gained some ground, as often happens when investors seek safer havens.

At such trying times as these, the impulse to flee is understandable, especially after the negative stock market returns in 2000 and 2001. But we urge you to stay the course and keep a well-diversified portfolio and a longer-term investment perspective. Working with your investment professional on your long-term plan is especially critical in turbulent times. Financial markets have always moved in cycles, and even though the current down cycle is painful, it comes after five straight years of 20%-plus returns between 1995 and 1999.

As discouraging as conditions may seem in the short-term, history shows us that the bad times do pass. We believe that remains the case today. The economy is sound and the vast majority of U.S. corporations are honest institutions striving to do their best for their shareholders. And the efforts of both the private sector and the U.S. government should address the current issues of corporate governance, so that corporate credibility and therefore investor confidence are restored.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
long-term growth
of capital by nor
mally investing
at least 80% of
its assets in
stocks of large-
capitalization
companies. The
Fund's assets will
be managed
according to
three separate
investment
strategies --
growth, core
and value.

Over the last eight months

* Stocks fell sharply amid weaker-than-expected economic growth, downward earnings revisions, corporate scandals and fears of war.

* Large-cap stocks with their more complex balance sheets declined more than small- and mid-cap stocks.

* The Fund's investments in telecommunications, technology and pharmaceuticals hurt performance.

[Bar chart with heading "John Hancock Large Cap Spectrum Fund." Under the heading is a note that reads "Fund performance for the year ended October 31, 2002." The chart is scaled in increments of 10% with -30% at the bottom and 0% at the top. The first bar represents the -23.30% total return for Class A. The second bar represents the -23.60% total return for Class B. The third bar represents the -23.60% total return for Class
C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested.]

Top 10 holdings

 4.9%   Pfizer
 4.5%   Microsoft
 3.9%   Freddie Mac
 3.1%   American International Group
 3.0%   Viacom
 2.8%   General Electric
 2.8%   Citigroup
 2.1%   Intel
 1.9%   Bank of America
 1.8%   American Express

As a percentage of net assets on October 31, 2002.



John Hancock
Large Cap Spectrum Fund

MANAGERS'
REPORT

John Hancock Large Cap Spectrum Fund began operations on February 25, 2002, in the midst of a turbulent market. As the year progressed, the slow pace of the economic recovery, weak corporate spending and earnings disappointments depressed stock prices. Accounting scandals, highlighted by WorldCom's bankruptcy, and talk of war with Iraq further unsettled investors. Large-cap stocks lagged small- and mid-cap names. The Standard & Poor's 500 Index returned -19.28% from the Fund's inception through October 31, 2002. The Russell 1000 Value Index returned -17.24% over the same period, while the Russell 1000 Growth Index returned -23.16%.

PERFORMANCE AND STRATEGY REVIEW

During the same tumultuous time frame, the Fund's Class A, Class B, and Class C shares returned -23.30%, -23.60% and -23.60%, respectively, at net asset value. By comparison, the average large-cap core fund returned -19.51%, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions.

"...Fund began opera-
 tions on February 25,
 2002, in the midst of a
 turbulent market."

The Fund maintained its focus on large-cap companies with market capitalizations over $5 billion. We balance our investments across three investment disciplines, with 50% of our assets allocated to a core portfolio and 25% each invested in aggressive growth stocks and deep value stocks. This consistent asset allocation strategy gives the Fund exposure to whichever area is doing best, while also ensuring we have a stake in out-of-favor sectors that may be tomorrow's leaders.

LARGE CAP CORE STRATEGY
by Paul J. Berlinguet, John Hancock Advisers

The core portfolio trailed the S&P 500 Index, due to weak stock selection early on in technology, media and pharmaceuticals. Lackluster demand hurt software companies like Parametric Technology and Wind River Systems. AOL Time-Warner suffered when the expected synergies from the merger failed to materialize, while Liberty Media declined as some of its core investments in the media and cable areas turned in poor results. Finally, large-cap pharmaceuticals, such as Bristol-Myers Squibb and Schering-Plough, tumbled amid patent expiration, pipeline and manufacturing issues. We sold most of them and focused on higher-quality stocks with predictable earnings that were not tied to the economic recovery.

Our biggest investments were in the finance, consumer staples and consumer discretionary sectors. In the finance area, our focus was on insurers like American International Group (AIG) and Ambac Financial Group, which stand to benefit from improved industry pricing. We also added stakes in Fifth Third Bancorp, Wells Fargo and Bank of America, all of which have strong ties to the consumer. We kept a sizable investment in Freddie Mac, a government mortgage agency benefiting from low interest rates. But we sold market-sensitive stocks, such as discount broker Charles Schwab, and trimmed strong performers like Berkshire-Hathaway, Warren Buffet's holding company.

"Valuations on large-cap
 stocks are particularly
 attractive..."

In the consumer discretionary area, we shifted toward more de fensive companies with strong demand. Our purchases included Walt Disney, Wal-Mart Stores and Bed, Bath & Beyond, all of which contributed positively toward performance. We also maintained a sizable investment in Viacom, which rallied as advertising spending began a comeback. On the staples side, we sold CVS, which had been a top performer, and added stakes in names such as Kraft Foods and Coca-Cola, which have predictable earnings.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Medical 14%, the second is Finance 9%, the third Computers 8%, the fourth Retail 8%, and the fifth Banks--United States 6%.]

LARGE CAP GROWTH AND VALUE STRATEGIES
by Seth Masters and Stephanie Simon, CFA, AllianceBernstein

Together, the growth and value strategies closely tracked the Russell 1000 Index, which returned -19.05% for the reporting period. Our investments in telecom and technology were the biggest detractors from performance. On the value side, WorldCom posted huge losses as it faced bankruptcy. We significantly reduced our holdings, but still held onto Qwest Communications, which stands to benefit from its mix of local service and related businesses. On the growth side, Intel was a poor performer as corporate spending on technology remained weak. Our investment in pharmaceuticals, such as Pfizer and Schering-Plough, also challenged our performance as concerns about generic competition and the lack of new blockbuster drugs mounted.

Financials were a sizable stake in both the value and growth portfolios. On the growth side, we maintained a large investment in Citigroup, a global financial services company whose stock price weakened under headline pressure. On the value side, consumer-oriented banks, such as Bank of America, Washington Mutual and Bank One, rallied nicely, generating profits for the Fund. Select health-care names in the growth portfolio, such as UnitedHealth Group and Cardinal Health, also contributed positively to results, as did certain retailers such as Lowe's.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Liberty Media followed by a down arrow with the phrase "Weak performance among media and cable holdings." The second listing is Pfizer followed by a down arrow with the phrase "Concerns about generic competition, lack of new drugs." The third listing is Bank of America followed by an up arrow with the phrase "Low interest rates, improved margins, low loan defaults."]

We took advantage of market volatility to improve the quality of our holdings. On the growth side, we focused on stable companies with strong balance sheets and the ability to generate cash amid the weak economy, including both Microsoft and Dell Computer. We also targeted economically sensitive or cyclical stocks, selecting high-quality companies (such as AIG) that have been unfairly punished by investors. On the value side, we augmented our stake in hybrid electric power utilities with minimal exposure to energy trading. Our focus was on companies with financial strength, such as American Electric Power and Entergy, which have the resources to weather further volatility.

"Together, the growth
 and value strategies closely
 tracked the Russell 1000
 Index..."

OPPORTUNITY AHEAD

We expect economic growth to pick up in 2003, barring a steep drop in investor confidence or slowdown in the housing market. The market's recent volatility and sharp decline have created new opportunities for investors. Valuations on large-cap stocks are particularly attractive, suggesting they should do well in a rebound. We believe the Fund is well-positioned with exposure to companies that may benefit from new developments, such as improved capital spending, emerging wireless trends and rising insurance prices, as well as defensive investments that should help stabilize the portfolio if volatility continues.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
October 31, 2002

The index used for
comparison is the
Standard & Poor's
500 Index, an unman-
aged index that
includes 500 widely
traded common stocks.

It is not possible to
invest in an index.
                              Class A      Class B      Class C        Index
Inception date                2-25-02      2-25-02      2-25-02           --

Average annual returns with maximum sales charge (POP)
Since inception 1              -27.16%      -27.42%      -25.11%      -19.11%

Cumulative total returns with maximum sales charge (POP)
Since inception                -27.16%      -27.42%      -25.11%      -19.11%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge
(CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.

1 Not annualized.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's 500 Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $8,089 as of October 31, 2002. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Large Cap Spectrum Fund, before sales charge, and is equal to $7,670 as of October 31, 2002. The second line represents the value of the same hypothetical investment made in the John Hancock Large Cap Spectrum Fund, after sales charge, and is equal to $7,284 as of October 31, 2002.

                                    Class B      Class C
Period beginning                    2-25-02      2-25-02
Without sales charge                 $7,640       $7,640
With maximum sales charge            $7,258       $7,488
Index                                $8,089       $8,089

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of October 31, 2002. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2002

This schedule is divided into two main categories: common stocks and short-term investments. Stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES   ISSUER                                                                                                  VALUE
COMMON STOCKS 94.92%                                                                                       $18,823,195
(Cost $21,192,801)

Advertising 0.47%                                                                                              $92,208
 1,600   Omnicom Group, Inc.                                                                                    92,208

Automobile / Trucks 1.35%                                                                                      267,690
 5,500   Genuine Parts Co.                                                                                     162,470
 1,400   Lear Corp.*                                                                                            51,170
 1,000   Magna International, Inc. (Class A) (Canada)                                                           54,050

Banks -- United States 6.31%                                                                                 1,250,216
 5,500   Bank of America Corp.                                                                                 383,900
 2,700   Bank One Corp.                                                                                        104,139
 3,100   Fifth Third Bancorp                                                                                   196,850
 4,800   FleetBoston Financial Corp.                                                                           112,272
 3,000   National City Corp.                                                                                    81,390
 4,300   Wachovia Corp.                                                                                        149,597
 4,400   Wells Fargo & Co.                                                                                     222,068

Beverages 1.79%                                                                                                355,884
 1,900   Anheuser-Busch Cos., Inc.                                                                             100,244
 5,500   Coca-Cola Co. (The)                                                                                   255,640

Broker Services 1.87%                                                                                          371,339
 1,700   Bear Stearns Cos., Inc. (The)                                                                         103,785
 2,100   Goldman Sachs Group, Inc. (The)                                                                       150,360
 2,200   Lehman Brothers Holdings, Inc.                                                                        117,194

Building 0.42%                                                                                                  83,816
 1,200   Centex Corp.                                                                                           54,576
 1,500   Georgia-Pacific Corp.                                                                                  18,300
   400   Sherwin-Williams Co. (The)                                                                             10,940

Chemicals 1.97%                                                                                                390,681
 8,600   Dow Chemical Co. (The)                                                                                223,514
 2,400   Eastman Chemical Co.                                                                                   87,216
 1,700   PPG Industries, Inc.                                                                                   79,951

Computers 8.13%                                                                                              1,611,675
 7,900   Dell Computer Corp.*                                                                                  226,019
19,400   Hewlett-Packard Co.                                                                                   306,520
 1,000   International Business Machines Corp.                                                                  78,940
16,800   Microsoft Corp.*                                                                                      898,296
10,000   Oracle Corp.*                                                                                         101,900

Cosmetics & Personal Care 1.74%                                                                                345,180
 8,000   Gillette Co. (The)                                                                                    239,040
 1,200   Procter & Gamble Co. (The)                                                                            106,140

Diversified Operations 3.80%                                                                                   753,485
 1,500   3M Co.                                                                                                190,410
22,300   General Electric Co.                                                                                  563,075

Electronics 2.63%                                                                                              521,335
 3,700   Avnet, Inc.*                                                                                           34,410
23,900   Intel Corp.                                                                                           413,470
11,500   Solectron Corp.*                                                                                       25,875
 3,000   Texas Instruments, Inc.                                                                                47,580

Finance 9.31%                                                                                                1,846,171
10,000   American Express Co.                                                                                  363,700
14,800   Citigroup, Inc.                                                                                       546,860
 2,500   Golden West Financial Corp.                                                                           172,650
 4,400   J.P. Morgan Chase & Co.                                                                                91,300
15,750   MBNA Corp.                                                                                            319,883
 3,250   Morgan Stanley Dean Witter & Co.                                                                      126,490
 6,300   Washington Mutual, Inc.                                                                               225,288

Food 2.04%                                                                                                     403,940
 4,000   Kellogg Co.                                                                                           127,440
 7,000   Kraft Foods, Inc. (Class A)                                                                           276,500

Household 0.82%                                                                                                162,100
 5,000   Newell Rubbermaid, Inc.                                                                               162,100

Insurance 6.06%                                                                                              1,201,624
 1,450   Aetna, Inc.                                                                                            58,435
 4,500   Ambac Financial Group, Inc.                                                                           278,100
 9,700   American International Group, Inc.                                                                    606,735
 1,900   Chubb Corp. (The)                                                                                     107,179
11,324   Travelers Property Casualty Corp. (Class A)*                                                          151,175

Leisure 1.05%                                                                                                  209,010
 3,000   Eastman Kodak Co.                                                                                      98,850
 6,000   Mattel, Inc.                                                                                          110,160

Machinery 0.25%                                                                                                 50,384
 1,600   Cooper Industries, Ltd. (Class A)                                                                      50,384

Media 4.45%                                                                                                    882,336
 8,400   Comcast Corp. (Class A)*                                                                              193,284
 6,000   Disney (Walt) Co. (The)                                                                               100,200
13,200   Viacom, Inc. (Class B)*                                                                               588,852

Medical 14.45%                                                                                               2,864,603
 1,500   Anthem, Inc.*                                                                                          94,500
 2,000   Bard (C.R.), Inc.                                                                                     111,860
 2,700   Cardinal Health, Inc.                                                                                 186,867
 5,400   Johnson & Johnson                                                                                     317,250
 4,500   Medtronic, Inc.                                                                                       201,600
 5,800   Merck & Co., Inc.                                                                                     314,592
30,300   Pfizer, Inc.                                                                                          962,631
 6,100   Schering-Plough Corp.                                                                                 130,235
 2,600   St. Jude Medical, Inc. *                                                                               92,586
 4,350   Tenet Healthcare Corp.*                                                                               125,062
 3,600   UnitedHealth Group, Inc.                                                                              327,420

Mortgage Banking 4.60%                                                                                         912,971
 2,050   Fannie Mae                                                                                            137,063
12,600   Freddie Mac                                                                                           775,908

Office 0.78%                                                                                                   155,600
 2,500   Avery Dennison Corp.                                                                                  155,600

Oil & Gas 3.92%                                                                                                777,639
 1,300   ChevronTexaco Corp.                                                                                    87,919
 4,600   ConocoPhillips                                                                                        223,100
 8,200   Exxon Mobil Corp.                                                                                     276,012
 5,200   Occidental Petroleum Corp.                                                                            148,356
 1,200   Valero Energy Corp.                                                                                    42,252

Paper & Paper Products 0.65%                                                                                   129,890
 6,200   MeadWestvaco Corp.                                                                                    129,890

Retail 7.71%                                                                                                 1,527,931
 4,000   Bed Bath & Beyond, Inc.*                                                                              141,840
 4,995   Kohl's Corp.*                                                                                         291,958
 7,900   Lowe's Cos., Inc.                                                                                     329,667
 1,600   Sears, Roebuck & Co.                                                                                   42,016
 3,000   Sysco Corp.                                                                                            95,040
 3,100   Target Corp.                                                                                           93,372
 6,700   Walgreen Co.                                                                                          226,125
 5,750   Wal-Mart Stores, Inc.                                                                                 307,913

Telecommunications 3.42%                                                                                       678,610
 9,500   Corning, Inc.*                                                                                         17,765
 8,100   Nokia Corp., American Depositary Receipt (Finland)                                                    134,622
40,600   Nortel Networks Corp. (Canada)*                                                                        49,938
30,225   Qwest Communications International, Inc.*                                                             102,463
 5,300   SBC Communications, Inc.                                                                              135,998
11,300   Tellabs, Inc.*                                                                                         86,784
 4,000   Verizon Communications, Inc.                                                                          151,040

Tobacco 1.33%                                                                                                  262,837
 6,450   Philip Morris Cos., Inc.                                                                              262,837

Transport 2.01%                                                                                                398,800
 6,000   Burlington Northern Santa Fe Corp.                                                                    154,380
12,100   Norfolk Southern Corp.                                                                                244,420

Utilities 1.59%                                                                                                315,240
 5,400   American Electric Power Co., Inc.                                                                     138,456
 2,200   Cinergy Corp.                                                                                          68,442
 1,800   Constellation Energy Group, Inc.                                                                       46,044
 1,800   PPL Corp.                                                                                              62,298

                                                                              INTEREST       PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                                RATE  (000s OMITTED)           VALUE
SHORT-TERM INVESTMENTS 5.52%                                                                                $1,094,000
(Cost $1,094,000)

Joint Repurchase Agreement 5.52%
Investment in a joint repurchase agreement
transaction with Barclays Capital, Inc. --
Dated 10-31-02, due 11-01-02 (Secured by
U.S. Treasury Inflation Indexed Note, 3.00%
due 07-15-12)                                                                    1.90%          $1,094       1,094,000

TOTAL INVESTMENTS 100.44%                                                                                  $19,917,195

OTHER ASSETS AND LIABILITIES, NET (0.44%)                                                                     ($86,119)

TOTAL NET ASSETS 100.00%                                                                                   $19,831,076

* Non-income producing security.

  Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

  The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



ASSETS AND
LIABILITIES

October 31, 2002

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $22,286,801)                           $19,917,195
Cash                                                                    1,602
Receivable for investments sold                                        30,378
Receivable for shares sold                                                690
Dividends and interest receivable                                      19,121
Receivable from affiliates                                             10,180
Other assets                                                               20

Total assets                                                       19,979,186

LIABILITIES
Payable for investments purchased                                      97,349
Payable for shares repurchased                                          9,772
Other payables and accrued expenses                                    40,989

Total liabilities                                                     148,110

NET ASSETS
Capital paid-in                                                    26,303,538
Accumulated net realized loss on investments                       (4,102,856)
Net unrealized depreciation of investments                         (2,369,606)

Net assets                                                        $19,831,076

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($6,039,508 [DIV] 787,232 shares)                               $7.67
Class B ($8,266,986 [DIV] 1,082,493 shares)                             $7.64
Class C ($5,524,582 [DIV] 723,288 shares)                               $7.64

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($7.67 [DIV] 95%)                                             $8.07
Class C ($7.64 [DIV] 99%)                                               $7.72

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the period ended
October 31, 2002 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in oper-
ating the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $591)                 $199,215
Interest                                                               21,284

Total investment income                                               220,499

EXPENSES
Investment management fee                                             124,294
Class A distribution and service fee                                   14,185
Class B distribution and service fee                                   61,773
Class C distribution and service fee                                   37,171
Registration and filing fee                                            58,385
Transfer agent fee                                                     54,732
Custodian fee                                                          26,703
Auditing fee                                                           20,000
Printing                                                               16,164
Accounting and legal services fee                                       3,084
Miscellaneous                                                           2,744
Interest expense                                                          420
Legal fee                                                                 215
Trustees' fee                                                             200

Total expenses                                                        420,070
Less expense reductions                                              (131,467)

Net expenses                                                          288,603

Net investment loss                                                   (68,104)

REALIZED AND UNREALIZED LOSS

Net realized loss on investments                                   (4,102,856)
Change in net unrealized depreciation
  of investments                                                   (2,369,606)

Net realized and unrealized loss                                   (6,472,462)

Decrease in net assets from operations                            ($6,540,566)

1 Inception period from 2-25-02 through 10-31-02.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the incep-
tion of the Fund.
The difference
reflects earnings
less expenses,
any investment
gains and losses,
distributions
paid to share-
holders, if any,
and any increase
or decrease in
money share-
holders invested
in the Fund.
                                                                       PERIOD
                                                                        ENDED
                                                                     10-31-02 1
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                                                  ($68,104)

Net realized loss                                                  (4,102,856)
Change in net unrealized depreciation                              (2,369,606)

Decrease in net assets resulting from operations                   (6,540,566)
From Fund share transactions                                       26,371,642

NET ASSETS
Beginning of period                                                        --

End of period                                                     $19,831,076

1 Inception period from 2-25-02 through 10-31-02.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed during the period.

PERIOD ENDED                                          10-31-02 1
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $10.00
Net investment loss 2                                       -- 3
Net realized and unrealized loss on investments          (2.33)
Total from investment operations                         (2.33)
Net asset value, end of period                           $7.67
Total return 4,5 (%)                                    (23.30) 6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                     $6
Ratio of expenses to average net assets (%)               1.50 7
Ratio of adjusted expenses to average net assets 8 (%)    2.40 7
Ratio of net investment loss to average net assets (%)      -- 7
Portfolio turnover (%)                                      70

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          10-31-02 1
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $10.00
Net investment loss 2                                    (0.04)
Net realized and unrealized loss on investments          (2.32)
Total from investment operations                         (2.36)
Net asset value, end of period                           $7.64
Total return 4,5 (%)                                    (23.60) 6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                     $8
Ratio of expenses to average net assets (%)               2.20 7
Ratio of adjusted expenses to average net assets 8 (%)    3.10 7
Ratio of net investment loss to average net assets (%)   (0.69) 7
Portfolio turnover (%)                                      70



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          10-31-02 1
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $10.00
Net investment loss 2                                    (0.04)
Net realized and unrealized loss on investments          (2.32)
Total from investment operations                         (2.36)
Net asset value, end of period                           $7.64
Total return 4,5 (%)                                    (23.60) 6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                     $6
Ratio of expenses to average net assets (%)               2.20 7
Ratio of adjusted expenses to average net assets 8 (%)    3.10 7
Ratio of net investment loss to average net assets (%)   (0.69) 7
Portfolio turnover (%)                                      70

1 Class A, Class B, and Class C shares began operations on 2-25-02.

2 Based on the average of the shares outstanding.

3 Less than $0.01 per share.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Total return would have been lower had certain expenses not been reduced during the period shown.

6 Not annualized.

7 Annualized.

8 Does not take into consideration expense reductions during the period shown.

See notes to
financial statements.



NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Large Cap Spectrum Fund (the "Fund") is a non-diversified series of John Hancock Equity Trust, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve long-term growth of capital. The Fund's assets will be allocated among three investment styles: growth, core and value.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings of up to $475 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit as of October 31, 2002.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. There were no securities loaned on October 31, 2002.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $4,063,884 of capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforward is used by the Fund, no capital gain distributions will be made. The entire carryforward expires October 31, 2010.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of October 31, 2002, there were no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.85% of the Fund's average daily net asset value. The Adviser has a subadvisory agreement with Alliance Capital Management L.P. The Fund is not responsible for payment of the subadvisory fees.

The Adviser has agreed to limit the Fund's expenses, excluding the distribution and service fees, to 1.20% of the Fund's average daily net assets, at least until February 28, 2003. Accordingly, the expense reduction amounted to $131,467 for the period ended October 31, 2002. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended October 31, 2002, JH Funds received net up-front sales charges of $85,567 with regard to sales of Class A shares. Of this amount, $84,415 was paid as sales commissions to unrelated broker-dealers and $1,152 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the period ended October 31, 2002, JH Funds received net up-front sales charges of $62,085 with regard to sales of Class C shares. Of this amount, $61,509 was paid as sales commissions to unrelated broker-dealers and $576 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the period ended October 31, 2002, CDSCs received by JH Funds amounted to $24,230 for Class B shares and $2,149 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses. Effective January 1, 2003, the Fund will pay a monthly transfer agent fee at an annual rate of 0.05% of the average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of- pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold and repurchased during the period, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                       PERIOD ENDED 10-31-02 1
                   SHARES             AMOUNT
CLASS A SHARES
Sold            1,065,563        $10,469,656
Repurchased      (278,331)        (2,309,288)
Net increase      787,232         $8,160,368

CLASS B SHARES
Sold            1,455,953        $14,180,950
Repurchased      (373,460)        (3,099,618)
Net increase    1,082,493        $11,081,332

CLASS C SHARES
Sold              885,678         $8,455,714
Repurchased      (162,390)        (1,325,772)
Net increase      723,288         $7,129,942

NET INCREASE    2,593,013        $26,371,642

1 Inception period from 2-25-02 through 10-31-02.


NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended October 31, 2002, aggregated $37,442,363 and $12,126,706, respectively.

The cost of investments owned on October 31, 2002, including short-term investments, for federal income tax purposes was $22,325,772. Gross unrealized appreciation and depreciation of investments aggregated $262,593 and $2,671,170, respectively, resulting in net unrealized depreciation of $2,408,577. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to the tax deferral of losses on wash sales.

NOTE E
Reclassification of accounts

During the period ended October 31, 2002, the Fund reclassified amounts to reflect a decrease in accumulated net investment loss of $68,104 and a decrease in capital paid-in of $68,104. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 2002. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating loss in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment loss per share in the financial highlights excludes these adjustments.



AUDITORS' REPORT

Report of
Pricewaterhouse-
Coopers LLP,
Independent
Auditors

To the Board of Trustees and Shareholders of John Hancock Large Cap Spectrum Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Large Cap Spectrum Fund (a series of John Hancock Equity Trust) (the "Fund") at October 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the period from February 25, 2002 (commencement of operations) through October 31, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities owned at October 31, 2002 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 13, 2002



TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund paid, if any, during its taxable year ended October 31, 2002.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended October 31, 2002, none of the dividends qualify for the corporate dividends-received deduction.

If the Fund paid dividends during the fiscal year, shareholders will be mailed a 2002 U.S. Treasury Department Form 1099-DIV in January 2003. This will reflect the total of all distributions that are taxable for the calendar year 2002.




TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES
                                                                                                                NUMBER OF
NAME, AGE                                                                                   TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
Dennis S. Aronowitz, Born: 1931                                                             2001                31
Professor of Law, Emeritus, Boston University School of Law
(as of 1996); Director, Brookline Bancorp.

Richard P. Chapman, Jr., Born: 1935                                                         2001                31
President and Chief Executive Officer, Brookline Bancorp Inc. (lending)
(since 1972); Trustee, Northeastern University (education); Chairman and Director, Lumber Insurance Co. (insurance) (until 2000); Chairman and Director, Northeast Retirement Services, Inc. (retirement administration)
(since 1998).

William J. Cosgrove, Born: 1933                                                             2001                31
Vice President, Senior Banker and Senior Credit Officer, Citibank, N.A.
(retired 1991); Executive Vice President, Citadel Group Representatives,
Inc.; Director, Hudson City Bancorp; Trustee, Scholarship Fund for
Inner City Children (since 1986).

Richard A. Farrell 2, Born: 1932                                                            2001                31
President, Farrell, Healer & Co., Inc. (venture capital management firm)
(since 1980) and General Partner of the Venture Capital Fund of NE
(since 1980); Trustee, Marblehead Savings Bank (since 1994); prior to
1980, headed the venture capital group at Bank of Boston Corporation.

Gail D. Fosler 2, Born: 1947                                                                2001                31
Senior Vice President and Chief Economist, The Conference Board
(non-profit economic and business research) (since 1989); Director, Unisys
Corp. (since 1993); Director, H.B. Fuller Company (since 1992) and
DBS Holdings (Singapore) (banking and financial services) (since 1999);
Director, National Bureau of Economic Research (academic) (since 1989);
Director, Baxter International (medical health care) (since 2001).

William F. Glavin, Born: 1932                                                               2001                31
President Emeritus, Babson College (as of 1998); Vice Chairman, Xerox
Corporation (until 1989); Director, Reebok, Inc. (until 2002) and Inco Ltd.
(until 2002).

Patti McGill Peterson, Born: 1943                                                           2001                39
Executive Director, Council for International Exchange of Scholars (since
1998), Vice President, Institute of International Education (since 1998);
Senior Fellow, Cornell Institute of Public Affairs, Cornell University (until
1997); President Emerita of Wells College and St. Lawrence University;
Director, Niagara Mohawk Power Corporation (electric utility).

John A. Moore 2, Born: 1939                                                                 2001                39
President and Chief Executive Officer, Institute for Evaluating Health
Risks, (nonprofit institution) (until 2001); Senior Scientist, Sciences
International (health research) (since 1998); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).

John W. Pratt, Born: 1931                                                                   2001                31
Professor of Business Administration Emeritus, Harvard University
Graduate School of Business Administration (as of 1998).


INTERESTED TRUSTEES 3

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
John M. DeCiccio, Born: 1948                                                                2001                61
Trustee
Executive Vice President and Chief Investment Officer, John Hancock
Financial Services, Inc.; Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life Insurance Company;
Director, John Hancock Subsidiaries, LLC, Hancock Natural Resource
Group, Independence Investment LLC, Independence Fixed Income LLC,
John Hancock Advisers, LLC (the "Adviser") and The Berkeley Financial
Group, LLC ("The Berkeley Group"), John Hancock Funds, LLC ("John
Hancock Funds"), Massachusetts Business Development Corporation;
Director, John Hancock Insurance Agency, Inc. ("Insurance Agency, Inc.")
(until 1999) and John Hancock Signature Services, Inc. ("Signature
Services") (until 1997).

Maureen R. Ford, Born: 1955                                                                 2001                61
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Adviser and The Berkeley Group; Chairman,
Director and Chief Executive Officer, John Hancock Funds; Chairman,
Director and Chief Executive Officer, Sovereign Asset Management
Corporation ("SAMCorp."); Director, Independence Investment LLC,
Independence Fixed Income LLC and Signature Services; Senior Vice
President, MassMutual Insurance Co. (until 1999).


<CAPTIONS>
PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                     OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE
William L. Braman, Born: 1953                                                                                   2001
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the Adviser and each of the John
Hancock funds; Director, SAMCorp., Executive Vice President and Chief Investment
Officer, Baring Asset Management, London UK (until 2000).

Richard A. Brown, Born: 1949                                                                                    2001
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser, John Hancock
Funds, and The Berkeley Group; Second Vice President and Senior Associate Controller,
Corporate Tax Department, John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                                                   2001
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds;
Vice President, John Hancock Funds.

William H. King, Born: 1952                                                                                     2001
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     2001
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000); Director, Senior Vice President and Secretary, NM Capital.

The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.



OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity              Balanced Fund
                    Classic Value Fund
                    Core Equity Fund
                    Focused Equity Fund
                    Growth Trends Fund
                    Large Cap Equity Fund
                    Large Cap Growth Fund
                    Large Cap Spectrum Fund
                    Mid Cap Growth Fund
                    Multi Cap Growth Fund
                    Small Cap Equity Fund
                    Small Cap Growth Fund
                    Sovereign Investors Fund
                    U.S. Global Leaders Growth Fund

-------------------------------------------------------
Sector              Biotechnology Fund
                    Financial Industries Fund
                    Health Sciences Fund
                    Real Estate Fund
                    Regional Bank Fund
                    Technology Fund

-------------------------------------------------------
Income              Bond Fund
                    Government Income Fund
                    High Income Fund
                    High Yield Bond Fund
                    Investment Grade Bond Fund
                    Strategic Income Fund

-------------------------------------------------------
International       European Equity Fund
                    Global Fund
                    International Fund
                    Pacific Basin Equities Fund

-------------------------------------------------------
Tax-Free Income     California Tax-Free Income Fund
                    High Yield Municipal Bond Fund
                    Massachusetts Tax-Free Income Fund
                    New York Tax-Free Income Fund
                    Tax-Free Bond Fund

-------------------------------------------------------
Money Market        Money Market Fund
                    U.S. Government Cash Reserve



FOR YOUR
INFORMATION

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

INVESTMENT SUBADVISER

Alliance Capital Management, L.P.
1345 Avenue of the Americas
New York, New York 10105

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110


HOW TO
CONTACT US

On the Internet                    www.jhfunds.com

By regular mail                    John Hancock Signature Services, Inc.
                                   1 John Hancock Way, Suite 1000
                                   Boston, MA 02217-1000

By express mail                    John Hancock Signature Services, Inc.
                                   Attn: Mutual Fund Image Operations
                                   529 Main Street
                                   Charlestown, MA 02129

Customer service representatives   1-800-225-5291

24-hour automated information      1-800-338-8080

TDD line                           1-800-554-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Large Cap Spectrum Fund.


6700A 10/02
      12/02